Federated Investors
World-Class Investment Manager

Federated Utility Fund, Inc.

13TH ANNUAL REPORT

February 28, 2001

Established 1988

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Utility Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Utility Fund, Inc. was created in 1988, and I am pleased to present its 13th Annual Report. Your fund invests in good dividend-paying utility corporations--well-known, recognized companies--that supply light, heat and communications services and products to millions of U.S. citizens who in turn pay their utility bills.1

This report covers the 12-month reporting period from March 1, 2000 through February 28, 2001. It begins with an interview with John L. Nichol, Assistant Vice President, who co-manages the fund with Linda A. Duessel, Senior Vice President, both of Passport Research, Ltd. Following their discussion of the current utility industry environment and the fund's performance, as well as its strategy and holdings, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a listing of the fund's 68 holdings in dividend-paying utility stocks, convertible and other securities, and third is the publication of the fund's financial statements.

During the fund's fiscal year, traditional electric and natural gas utilities performed well versus the market due to their improving fundamentals and defensive characteristics. However, telecommunication corporations had a very difficult year due to increased competition exacerbated by excessive debt levels. In this environment of rapid change and huge performance disparities, the fund's managers have adopted a prudent barbell approach with respect to the fund's exposure to the utility and communication services sectors, and the fund's stock selection have continued to be conservative in nature.

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

Individual share class total return performance for the 12-month reporting period and income distributions, including income and capital gains, follows:2

	Net Asset Value Change	Income	Capital Gains	Total Return
Class A Shares	$11.62 to $9.94 = (14.46%)	$0.358	$0.144	(10.41%)
Class B Shares	$11.63 to $9.95 = (14.45%)	$0.274	$0.144	(11.09%)
Class C Shares	$11.62 to $9.94 = (14.46%)	$0.275	$0.144	(11.09%)
Class F Shares	$11.62 to $9.94 = (14.46%)	$0.364	$0.144	(10.40%)

The U.S. economy shows signs indicating a lower Gross National Product, however, inflation fears are low, and utility stocks continue to offer very attractive yields versus the Standard & Poor's (S&P) 500 Index.3 In fact, the yields on U.S. electric corporations are the highest, most attractive in the S&P 500 Index (the fund currently holds more than 25.6% of its assets in electric companies). Regardless of day-to-day fluctuations and periodic "manias" that impact the stock market, utility stocks have a long tradition of generating strong earnings and dividends.

Thank you for being among the approximately 94,000 shareholders who participated in the income and growth opportunities of the many vital utility services represented by this $974 million fund. Remember, reinvesting your earnings is a convenient way to build the value of your account and help your shares increase through the benefit of monthly compounding of earnings.

I urge you to read the following investment review by John Nichol and Linda Duessel. It is an excellent presentation of the value of this diversified income portfolio.

As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
April 15, 2001

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F shares were (15.37%), (15.79%), (11.94%) and (12.16%), respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 The S&P 500 Index is comprised of common stocks in industry, transportation, and financial and public utility companies. This index is unmanaged and investments cannot be made in an index.

John L. Nichol

Assistant Vice President

Passport Research Ltd.

Linda A. Duessel

Senior Vice President

Passport Research Ltd.

Investment Review

The fund's last fiscal year was an extremely volatile and negative period for the stock market. How did utilities perform in this environment?

The stock market, as represented by the S&P 500 Index, returned 11.7% in the first half of the fund's fiscal year, but dropped significantly (18.0%) in the second half to end the reporting period with a return of (8.2%). Day-to-day volatility has been high, and the stock market environment has become decidedly bearish, following the collapse of Internet stocks and double-digit declines in technology stocks.

Returns for utility companies varied widely by sector. Communication stocks, as represented by the S&P Communications Index,1 returned (14.09%) in the first half of the fund's fiscal year and continued to fall (16.9%) in the second half, as they followed the decline in technology and Internet stocks, for a total of (27.6%) for the 12-month period ended February 28, 2001. Electric stocks, as represented by the S&P Electric Index,1 returned 35.9% in the first half of the fund's fiscal year and 14.1% in the second half, for a total of 55.8% for the 12-month reporting period ended February 28, 2001. Natural gas stocks, as represented by the S&P Natural Gas Index,1 returned 27.2% in the first half of the fund's fiscal year, but (3.8%) in the second half, for a total of 23.7% for the 12-month reporting period ended February 28, 2001.

The Fund's portfolio structure was decidedly influenced by our weighting in the technology sector, hence its negative performance.

1 The S&P Communications Index, S&P Electric Index and S&P Natural Gas Index are unmanaged indices comprising telephone, communications-oriented, electric and gas utilities that track daily changes in the price of stocks. Investments cannot be made in an index.

Currently, electric utilities are the fund's largest commitment. What are the positive trends in this industry?

In 2001, the earnings prospects for electric utility companies continued to improve.

The current energy crisis in California, i.e. "no power generating plants in my backyard," highlights policy concerns whose solutions represent potential opportunities for utility investors. The effect of underinvestment denied any new capacity growth during the longest economic expansion on record. The growing demands by individual and industrial consumers caused a greater and greater strain on power plant capabilities, as the California crisis shows. Now it is time for citizens, as well as politicians, to face the realities of denial and neglect. The country, as a whole, needs more energy, as the consumer's hunger for power is still very high.

Electric utility companies are expected to produce stronger earnings growth than the S&P 500 Index this year. Cash flow is at record levels, and many companies are repurchasing their own stock, which increases demand for electric shares. Many electric companies have dynamic new executives with personal financial incentives to produce higher profits and rising share prices. Further, industry deregulation continues to encourage consolidation and takeovers. Finally, electric utilities are still selling at discounts to the S&P 500 Index on earnings, cash flow, and dividends. Our best performing electric utilities in the fund for the fiscal year ended February 28, 2001 were Utilicorp United (2.2% of assets, which returned 89.9%), and FPL Group (1.1% of assets, which returned 74.9%), as these companies responded decisively to industry deregulation.

What do you like about natural gas utilities, which represent the fund's second largest position?

Natural gas companies are an attractive investment because the leading companies have irreplaceable assets, and gas demand is rising while supply likely will be constrained. Gas is the "fuel of choice" for new power generating plants because it is clean, efficient, and domestic. Advances in gas turbines and accelerated construction of new generating plants are positive for demand, while the gas-producing capacity of Canada and the Gulf of Mexico is slipping. Gas stocks also benefit from convergence, as electric and gas companies have merged to form broad providers of energy services in a deregulating market.

What are your comments on the telecommunications sector?

Currently, market sentiment toward the telecommunications sector is extremely negative. The sector's underperformance was a result of overbuilt capacity along with competitive pricing issues and reliance on "dot.com" companies for growth. A shakeout was inevitable. Unfortunately, institutional investors, as well as individuals, stayed too long at the "telecom table." However, the industry's long-term growth outlook remains strong. Restructuring and deregulation coupled with technological change and strong demand for data, wireless, and Internet services has enabled the telecommunications sector to grow faster than the overall economy. Although strong growth continues, the profitability of that growth has now come in question, as well as the actual viability of some emerging telecommunications business plans that are reliant upon capital market financing. Instead of sifting through the wreckage in emerging telecommunication companies, the fund will concentrate on looking for the financially solid companies with real earnings that are expected to survive these difficult capital markets. The fund's position in telecommunications is composed of corporations that can execute their business plan and maintain their financial flexibility. Despite the current weakness in the telecommunication sector, we favor exposure to the sector due to the extreme valuation disparities and potential growth opportunities. An example of a stable, more mature telecommunication company is BellSouth Corporation (3.3% of assets). BellSouth was our top performer for the fiscal year ended February 28, 2001, as shown by its return of 4.8% for the fiscal year.

What is your outlook for international utilities?

The fund has only a 3.6% position in foreign utilities. Foreign utility returns have been quite divergent and continue to offer diversification benefits for the fund. Our biggest foreign holdings, BCE, Inc. (1.6% of assets) (the largest Canadian telecommunications firm) and Telefonos de Mexico (1.3% of assets) (the largest Mexican telecommunications firm), provide excellent growth, reasonable valuations, and stable cash flows.

As non-utility holdings, what do you like about broadcasting/cable stocks?

Cable stocks, which accounted for 4.5% of the fund's assets on February 28, 2001, seem exceptionally attractive given the market's volatility. This investment sector has strong growth rates and robust cash flows, which make the stocks defensive in nature. At the same time, their growing exposure to telecommunications and the Internet has the potential for significant value creation as well as risks of such exposure.

How were the fund's assets allocated by sector on February 28, 2001?

Industry	Percentage of Net Assets	Number of Issues
Electric	25.6%	27
Natural Gas	18.7%	10
Telephone-Local	16.3%	6
Telephone-Long Distance	11.4%	7
Telephone-Wireless	5.5%	4
Foreign Utilities	3.6%	4
Non-Utility	13.4%	10

What were the fund's top five holdings as of February 28, 2001?

The top five holdings were:

Company	Sector	Percentage of Net Assets
SBC Communications, Inc.	Telephone-Local	4.8%
Verizon Communications, Inc.	Telephone-Local	4.7%
Coastal Corp., PRIDES, $1.66	Natural Gas	4.4%
BellSouth Corp.	Telephone-Local	3.3%
TCI Communications, Inc., Conv. Pfd. $5.00	Telephone-Long Distance	2.7%

What were some of the fund's recent utility purchases?

The following are examples of recent electric, phone, and natural gas purchases. Unlocking value through company restructurings is one major consideration in the selection of issues.

Southern Company (2.3% of net assets) is a southern U.S. electric company that is in the process of dividing itself between generating and distribution assets.

Xcel Energy (1.4% of net assets) is a southwestern U.S. electric company that owns 80% of NRG Energy, one of the largest independent power producers. Xcel Energy plans to distribute its ownership of NRG Energy to its shareholders.

In telecommunications, TCI Communications (2.7% of net assets) is also planning a company breakup between its business and consumer long distance, cable, and wireless assets.

With the current crisis in California, opportunities and risks are numerous. After a careful review of company fundamentals and financial flexibility, Sempra Energy (1.5% of net assets) is a natural gas and electric company in California with exceptional value, earnings growth, and strong management.

The search for positive fundamentals along with strong balance sheets led to the selection of Telefonos de Mexico (1.3% of net assets). This company has the balance sheet to continue to grow and withstand the current financial storm in Mexico.

What makes utility stocks an attractive investment today?

Utilities offer exceptionally good value based on cash flows, book values, revenues, and earnings. Fundamental business prospects seem better than they have in years, while prospects for other sectors are slowing. Finally, utilities are a defensive sector with an almost unprecedented dividend yield advantage relative to today's stock market.

How would you overlay the fund's strategy against the backdrop of today's stock market?

Our overall strategy remains value-oriented and conservative. Currently, we are emphasizing companies that generate strong cash flow above their capital spending and dividend requirements, and stocks with high dividend yields.

Federated Utility Fund, Inc.--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class A Shares) (the "Fund") from February 28, 1991 to February 28, 2001, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's Utility Index (SPU)2 and the Dow Jones Utility Average (DJUA).2

Average Annual Total Returns[3] for the Period Ended 2/28/2001
1 Year	(15.37%)
5 Years	6.11%
10 Years	8.95%
Start of Performance (5/27/1988)	10.21%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the SPU and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500, the SPU and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes and the average are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Utility Fund, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class B Shares) (the "Fund") from October 12, 1994 (start of performance) to February 28, 2001, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's Utility Index (SPU)2 and the Dow Jones Utility Average (DJUA).2

Average Annual Total Returns[3] for the Period Ended 2/28/2001
1 Year	(15.79%)
5 Years	6.28%
Start of Performance (10/12/1994)	8.49%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the SPU and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500, the SPU and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes and the average are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Utility Fund, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to February 28, 2001, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's Utility Index (SPU)2 and the Dow Jones Utility Average (DJUA).2

Average Annual Total Returns[3] for the Period Ended 2/28/2001
1 Year	(11.94%)
5 Years	6.50%
Start of Performance (4/27/1993)	6.81%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the SPU and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500, the SPU and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes and the average are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Utility Fund, Inc.--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class F Shares) (the "Fund") from June 1, 1996 (start of performance) to February 28, 2001, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's Utility Index (SPU)2 and the Dow Jones Utility Average (DJUA).2

Average Annual Total Returns[3] for the Period Ended 2/28/2001
1 Year	(12.16%)
Start of Performance (6/1/1996)	7.33%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the SPU and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, the SPU and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes and average are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

February 28, 2001

Shares			Value
		COMMON STOCKS--55.4%
		Communication Services--21.9%
204,900		Alltel Corp.	$11,003,130
224,500	[1]	America Movil SA de CV, ADR	4,018,550
594,100		BCE, Inc.	15,832,765
765,500		BellSouth Corp.	32,120,380
364,000		CenturyTel, Inc.	10,490,480
99,900		Nippon Telegraph & Telephone Corp., ADR	3,286,710
270,200	[1]	Price Communications Corp.	4,985,190
970,900		SBC Communications, Inc.	46,311,930
305,700		Sprint Corp.	6,835,452
379,300		Telefonos de Mexico, Class L, ADR	12,236,218
920,500		Verizon Communications, Inc.	45,564,750
1,265,500	[1]	Worldcom, Inc.	21,038,938

		TOTAL	213,724,493

		Consumer Staples--2.3%
502,000	[1]	Comcast Corp., Class A	21,742,875

		Energy--1.4%
61,000		Burlington Resources, Inc.	2,741,340
129,500		Chevron Corp.	11,092,970

		TOTAL	13,834,310

		Technology--0.5%
307,500		Motorola, Inc.	4,664,775

		Utilities--29.3%
117,500		American Electric Power Co., Inc.	5,585,950
520,100		Cinergy Corp.	16,970,863
76,000		Consolidated Edison, Inc.	2,802,120
68,000		Constellation Energy Group	2,903,600
161,500		DQE, Inc.	5,240,675
72,600		DTE Energy Co.	2,636,105
429,100		Duke Energy Corp.	17,485,825
154,300		Dynegy, Inc., Class A	7,252,100
338,400		Edison International	5,042,160
174,500		El Paso Energy Corp.	12,267,350
280,500		Enron Corp.	19,214,250
98,300		Exelon Corp.	6,425,871
170,400		FPL Group, Inc.	11,084,520
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
143,600		GPU, Inc.	$4,450,164
462,100		KeySpan Corp.	17,998,795
404,700		Montana Power Co.	7,304,835
467,400		NICOR, Inc.	17,293,800
195,100		PG&E Corp.	2,723,596
304,700		Peoples Energy Corp.	11,929,005
62,700		Pinnacle West Capital Corp.	2,912,415
187,300		Progress Energy, Inc.	8,102,598
132,800		Public Service Enterprises Group, Inc.	5,950,768
161,600		Reliant Energy, Inc.	6,788,816
673,200		Sempra Energy	15,046,020
718,900		Southern Co.	22,249,955
495,700		TXU Corp.	20,442,668
341,000		Williams Cos., Inc. (The)	14,219,700
471,100		Xcel Energy, Inc.	13,285,020

		TOTAL	285,609,544

		TOTAL COMMON STOCKS (IDENTIFIED COST $503,841,156)	539,575,997

		PREFERRED STOCKS--35.0%
		Communication Services--12.5%
234,800	[2,3]	Alliant Energy Corp., Conv. Pfd., $4.91 (into McLeod USA)	12,544,190
306,000		BroadWing, Inc., Cumulative Conv. Pfd. (Series B), $3.38	13,770,000
242,100		Cox Communications, Inc., PRIDES, $6.86 (into Sprint PCS)	14,286,321
67,600		Global Crossing Ltd., Conv. Pfd., $16.88	11,399,050
344,800	[2,3]	Qwest Communications International, Inc., Conv. Pfd., $.60	21,328,983
189,200		TCI Communications, Inc., Conv. Pfd., $5.00	25,920,400
745,000		Vodafone Airtouch., DECS, $3.04	22,424,500

		TOTAL	121,673,444

		Consumer Staples--2.2%
305,200		Cox Communications, Inc., PRIDES, $3.50	17,051,524
70,500		Reliant Energy, Inc., PHONES, $1.17	4,818,041

		TOTAL	21,869,565

		Energy--2.5%
457,000		Kerr-McGee Corp., DECS, $1.83 (into Devon Energy)	23,937,660

		Technology--0.3%
165,000		Metromedia Fiber Network, Inc., DECS, $2.46	3,423,750

		Utilities--17.5%
65,500	[2,3]	AES Corp., Conv. Pfd., $3.00	4,444,241
613,000		CMS Energy Corp., Conv. Pfd., $3.63	21,436,610
144,000	[2,3]	Calpine Corp., Conv. Pfd., $2.50	8,910,000
Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Utilities--continued
884,100		Coastal Corp., PRIDES, $1.66	$42,392,595
196,900		Dominion Resources, Inc., Conv. Pfd., $4.75	12,306,250
635,700		Enron Corp., Note, $1.56	24,474,450
344,100		K N Energy, Inc., Conv. Pfd., $3.55	24,651,324
49,000		NiSource, Inc., Conv. Pfd., $3.88	2,499,000
165,100		TXU Corp., Conv. Pfd., $4.63	7,725,029
677,500	[2]	Utilicorp United, Inc., Conv. Pfd., $2.44	21,415,775

		TOTAL	170,255,274

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $315,435,059)	341,159,693

		CORPORATE BONDS--4.1%
		Communication Services--2.4%
$24,625,000		Level 3 Communications, Inc., Conv. Bond, 6.00%, 3/15/2010	11,996,561
15,400,000	[2,3]	NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	11,525,360

		TOTAL	23,521,921

		Energy--1.7%
13,500,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	16,648,740

		TOTAL CORPORATE BONDS (IDENTIFIED COST $52,127,313)	40,170,661

		MUTUAL FUND--7.6%
73,997,281		Prime Value Obligations Fund, Class IS (at net asset value)	73,997,281

		TOTAL INVESTMENTS (IDENTIFIED COST $945,400,809)[4]	$994,903,632

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At February 28, 2001, these securities amounted to $80,168,549 which represents 8.2% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $58,752,774 which represents 6.0% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

4 The cost of investments for federal tax purposes amounts to $951,737,753. The net unrealized appreciation of investments on a federal tax basis amounts to $43,165,879 which is comprised of $144,397,754 appreciation and $101,231,875 depreciation at February 28, 2001.

Note: The categories of investments are shown as a percentage of net assets ($973,884,733) at February 28, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PHONES	--Participation Hybrid Option Note Exchangeable Securities
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2001

Assets:
Total investments in securities, at value (identified cost $945,400,809)		$994,903,632
Receivable for investments sold		16,477,534
Receivable for shares sold		216,603
Income receivable		1,939,923

TOTAL ASSETS		1,013,537,692

Liabilities:
Payable for investments purchased	$36,525,204
Payable for shares redeemed	2,110,635
Income distribution payable	435,130
Options written, at value (premium received $77,597)	45,000
Accrued expenses	536,990

TOTAL LIABILITIES		39,652,959

Net assets for 97,967,401 shares outstanding		$973,884,733

Net assets consist of:
Paid in capital		$1,008,503,078
Net unrealized appreciation of investments		49,535,420
Accumulated net realized loss on investments		(85,792,273)
Undistributed net investment income		1,638,508

TOTAL NET ASSETS		$973,884,733

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($523,943,957 ÷ 52,704,905 shares outstanding)		$9.94

Offering price per share (100/94.50 of $9.94)[1]		$10.52

Redemption proceeds per share		$9.94

Class B Shares:
Net asset value per share ($100,487,152 ÷ 10,100,953 shares outstanding)		$9.95

Offering price per share		$9.95

Redemption proceeds per share (94.50/100 of $9.95)[1]		$9.40

Class C Shares:
Net asset value per share ($34,222,630 ÷ 3,443,955 shares outstanding)		$9.94

Offering price per share		$9.94

Redemption proceeds per share (99.00/100 of $9.94)[1]		$9.84

Class F Shares:
Net asset value per share ($315,230,994 ÷ 31,717,588 shares outstanding)		$9.94

Offering price per share (100/99.00 of $9.94)[1]		$10.04

Redemption proceeds per share (99.00/100 of $9.94)[1]		$9.84

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $137,427)			$39,931,829
Interest			7,454,372

TOTAL INCOME			47,386,201

Expenses:
Investment adviser fee		$8,881,311
Administrative personnel and services fee		891,684
Custodian fees		79,339
Transfer and dividend disbursing agent fees and expenses		1,309,703
Directors'/Trustees' fees		18,947
Auditing fees		13,026
Legal fees		5,921
Portfolio accounting fees		142,101
Distribution services fee--Class B Shares		908,996
Distribution services fee--Class C Shares		330,289
Shareholder services fee--Class A Shares		1,556,683
Shareholder services fee--Class B Shares		302,999
Shareholder services fee--Class C Shares		110,096
Shareholder services fee--Class F Shares		990,660
Share registration costs		44,992
Printing and postage		252,229
Insurance premiums		3,553
Taxes		97,102
Miscellaneous		50,919

TOTAL EXPENSES		15,990,550

Waivers, Reimbursement and Expense Reduction:
Waiver of shareholder services fee--Class A Shares	$(29,267)
Waiver of shareholder services fee--Class F Shares	(94,283)
Reimbursement of investment adviser fee	(4,942)
Fees paid indirectly from directed broker arrangements	(27,958)

TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(156,450)

Net expenses			15,834,100

Net investment income			31,552,101

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(80,935,251)
Net change in unrealized appreciation of investments			(69,950,946)

Net realized and unrealized loss on investments and foreign currency transactions			(150,886,197)

Change in net assets resulting from operations			$(119,334,096)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28 or 29	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$31,552,101	$41,447,774
Net realized gain (loss) on investments and foreign currency transactions	(80,935,251)	69,414,121
Net change in unrealized appreciation of investments	(69,950,946)	(27,056,191)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(119,334,096)	83,805,704

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(20,002,171)	(21,775,165)
Class B Shares	(2,972,230)	(3,155,014)
Class C Shares	(1,078,581)	(1,246,785)
Class F Shares	(12,726,005)	(15,367,536)
Distributions from net realized gain on investments
Class A Shares	(8,198,464)	(68,358,939)
Class B Shares	(1,609,943)	(13,297,183)
Class C Shares	(602,834)	(5,320,817)
Class F Shares	(5,384,679)	(48,515,415)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(52,574,907)	(177,036,854)

Share Transactions:
Proceeds from sale of shares	87,195,609	95,365,000
Net asset value of shares issued to shareholders in payment of distributions declared	45,258,095	151,971,038
Cost of shares redeemed	(323,518,763)	(332,645,288)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(191,065,059)	(85,309,250)

Change in net assets	(362,974,062)	(178,540,400)

Net Assets:
Beginning of period	1,336,858,795	1,515,399,195

End of period (including undistributed net investment income of $1,638,508 and $6,865,394, respectively)	$973,884,733	$1,336,858,795

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$11.62	$12.42	$14.07	$13.27	$12.79
Income From Investment Operations:
Net investment income	0.31	0.36	0.38	0.42	0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.49)	0.34	0.64	2.52	1.22

TOTAL FROM INVESTMENT OPERATIONS	(1.18)	0.70	1.02	2.94	1.74

Less Distributions:
Distributions from net investment income	(0.36)	(0.36)	(0.36)	(0.41)	(0.52)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)

TOTAL DISTRIBUTIONS	(0.50)	(1.50)	(2.67)	(2.14)	(1.26)

Net Asset Value, End of Period	$ 9.94	$11.62	$12.42	$14.07	$13.27

Total Return[2]	(10.41%)	5.44%	7.04%	23.05%	14.34%

Ratios to Average Net Assets:

Expenses	1.24%	1.24%	1.23%	1.14%	1.15%

Net investment income	2.76%	2.86%	2.79%	3.01%	3.52%

Expense waivers/reimbursements[3]	0.01%	0.01%	0.01%	0.11%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$523,944	$688,761	$756,510	$778,059	$759,732

Portfolio turnover	84%	127%	94%	118%	44%

1 For the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$11.63	$12.42	$14.08	$13.28	$12.77
Income From Investment Operations:
Net investment income	0.23	0.26	0.28	0.30	0.44
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.50)	0.35	0.63	2.53	1.21

TOTAL FROM INVESTMENT OPERATIONS	(1.27)	0.61	0.91	2.83	1.65

Less Distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.26)	(0.30)	(0.40)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)

TOTAL DISTRIBUTIONS	(0.41)	(1.40)	(2.57)	(2.03)	(1.14)

Net Asset Value, End of Period	$ 9.95	$11.63	$12.42	$14.08	$13.28

Total Return[2]	(11.09%)	4.73%	6.18%	22.10%	13.60%

Ratios to Average Net Assets:

Expenses	2.00%	1.99%	1.98%	1.90%	1.90%

Net investment income	2.01%	2.10%	2.04%	2.25%	2.81%

Expense waivers/reimbursements[3]	--	--	--	0.10%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$100,487	$135,245	$142,858	$121,549	$101,619

Portfolio turnover	84%	127%	94%	118%	44%

1 For the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$11.62	$12.42	$14.07	$13.28	$12.77
Income From Investment Operations:
Net investment income	0.23	0.26	0.28	0.31	0.42
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.49)	0.34	0.64	2.51	1.23

TOTAL FROM INVESTMENT OPERATIONS	(1.26)	0.60	0.92	2.82	1.65

Less Distributions:
Distributions from net investment income	(0.28)	(0.26)	(0.26)	(0.30)	(0.40)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)

TOTAL DISTRIBUTIONS	(0.42)	(1.40)	(2.57)	(2.03)	(1.14)

Net Asset Value, End of Period	$ 9.94	$11.62	$12.42	$14.07	$13.28

Total Return[2]	(11.09%)	4.65%	6.25%	23.03%	13.58%

Ratios to Average Net Assets:

Expenses	2.00%	1.99%	1.98%	1.90%	1.90%

Net investment income	2.00%	2.11%	2.03%	2.25%	2.77%

Expense waivers/reimbursements[3]	-	-	-	0.10%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$34,223	$51,708	$58,012	$58,010	$58,196

Portfolio turnover	84%	127%	94%	118%	44%

1 For the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2001	2000 [1]	1999	1998	1997 [2]
Net Asset Value, Beginning of Period	$11.62	$12.41	$14.07	$13.27	$12.37
Income From Investment Operations:
Net investment income	0.33	0.37	0.39	0.43	0.42
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.51)	0.34	0.63	2.51	1.20

TOTAL FROM INVESTMENT OPERATIONS	(1.18)	0.71	1.02	2.94	1.62

Less Distributions:
Distributions from net investment income	(0.36)	(0.36)	(0.37)	(0.41)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)	(1.14)	(2.31)	(1.73)	(0.36)

TOTAL DISTRIBUTIONS	(0.50)	(1.50)	(2.68)	(2.14)	(0.72)

Net Asset Value, End of Period	$ 9.94	$11.62	$12.41	$14.07	$13.27

Total Return[3]	(10.40%)	5.55%	6.99%	23.09%	13.39%

Ratios to Average Net Assets:

Expenses	1.22%	1.21%	1.20%	1.12%	1.12%[4]

Net investment income	2.78%	2.89%	2.81%	3.03%	3.79%[4]

Expense waivers/reimbursements[5]	0.03%	0.03%	0.03%	0.13%	0.15%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$315,231	$461,145	$558,020	$625,142	$662,182

Portfolio turnover	84%	127%	94%	118%	44%

1 For the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from June 1, 1996 (date of initial public investment) to February 28, 1997.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2001

ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on long-term debt securities effective March 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on long-term debt securities. The cumulative effect of this accounting change, although not yet fully determined, will have no impact on the total net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for Real Estate Investment Trust ("REIT") sales. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-in Capital	Accumulated Net Realized Gain (Loss)
$(17,476)	$17,476

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At February 28, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $235,222, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

Additionally, net capital losses of $79,128,726 attributable to security transactions incurred after October 31, 2000, are treated as arising on March 1, 2001, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At February 28, 2001, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended February 28, 2001, the Fund had a realized gain of $139,110 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 2/29/2000	--	--

Options written	801	$216,707

Options expired	(1)	(139,110)

Options closed	--	--

Outstanding at 2/28/2001	800	$77,597

At February 28, 2001, the Fund had the following outstanding options:

Issuer	Type	Expiration Date	Exercise Price	Number of Contracts	Unrealized Appreciation	Market Value
Comcast Corp.	Call	3/17/2001	$45	800	$32,597	$45,000

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at February 28, 2001 is as follows:

Security	Acquisition Date(s)	Acquisition Cost
Utilicorp United, Inc., Conv. Pfd., $2.44	9/23/1999 -- 1/24/2001	$17,391,505

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

Capital Stock

At February 28, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	250,000,000
Class B Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

Year Ended February 28 or 29	2001		2000
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,608,022	$61,707,487	2,973,111	$37,023,922
Shares issued to shareholders in payment of distributions declared	2,378,887	25,765,913	6,541,275	80,520,406
Shares redeemed	(14,556,381)	(161,088,974)	(11,169,706)	(137,541,811)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,569,472)	$(73,615,574)	(1,655,320)	$(19,997,483)

Year Ended February 28 or 29	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,475,965	$16,561,752	2,535,063	$31,594,546
Shares issued to shareholders in payment of distributions declared	362,446	3,926,326	1,161,331	14,313,989
Shares redeemed	(3,367,709)	(37,528,790)	(3,564,431)	(43,950,541)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,529,298)	$(17,040,712)	131,963	$1,957,994

Year Ended February 28 or 29	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	222,947	$2,513,562	645,667	$8,049,395
Shares issued to shareholders in payment of distributions declared	135,467	1,466,471	471,474	5,812,105
Shares redeemed	(1,364,461)	(15,175,607)	(1,339,404)	(16,508,984)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,006,047)	$(11,195,574)	(222,263)	$(2,647,484)

Year Ended February 28 or 29	2001		2000
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	555,250	$6,412,808	1,494,448	$18,697,137
Shares issued to shareholders in payment of distributions declared	1,300,468	14,099,385	4,163,195	51,324,538
Shares redeemed	(9,828,844)	(109,725,392)	(10,918,012)	(134,643,952)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(7,973,126)	$(89,213,199)	(5,260,369)	$(64,622,277)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(17,077,943)	$(191,065,059)	(7,005,989)	$(85,309,250)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser's general partner is Federated Investment Management Company ("FIMC").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by FIMC, an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B, Class C and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the year ended February 28, 2001, Class F Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended February 28, 2001, the Fund's expenses were reduced by $27,958 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the year ended February 28, 2001, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $511,285,751 and $438,961,661, respectively.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended February 28, 2001, were as follows:

Purchases	$939,981,124

Sales	$1,179,174,067

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $15,795,921 as long-term capital gain dividends for the year ended February 28, 2001.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED UTILITY FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Utility Fund, Inc. (the "Fund") as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 28, 2001 and February 29, 2000, and the financial highlights for the years ended February 28, 2001 and February 29, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended February 28, 1999, 1998 and 1997 were audited by other auditors, whose report dated April 19, 1999 expressed an unqualified opinion on such highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund, Inc. as of February 28, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
April 17, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Utility Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402

G01049-01 (4/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.